Exhibit 32.2
CERTIFICATION
PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the accompanying Annual Report of Varex Imaging Corporation (the “Company”), on Form 10-K for the fiscal year ended September 28, 2018 (the “Report”), I, Clarence R. Verhoef, Senior Vice President and Chief Financial Officer of the Company, hereby certify pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002 that:

1.	the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:	November 27, 2018	By:	/s/ Clarence R. Verhoef
Clarence R. Verhoef
Senior Vice President, Chief Financial Officer